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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  June 18, 2002

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                    1-9466                   13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                        (Address of principal (Zip Code)
                               executive offices)

                         Registrant's telephone number,
                              including area code:

                                 (212) 526-7000


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Item 5.  Other Events

Earnings Release

         On June 18, 2002, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for the second quarter of fiscal 2002, ended May 31, 2002 (the "Earnings Release").

         A copy of the Earnings Release follows as Exhibits 99.1 through 99.5 hereto.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibits are filed as part of this Report.

         Exhibit 99.1 Press Release Relating to Second Quarter Fiscal 2002 Earnings
         Exhibit 99.2      Selected Statistical Information (Preliminary and
                           Unaudited)
         Exhibit 99.3 Consolidated Statement of Income (Three Months Ended May 31, 2002)(Preliminary and Unaudited)
         Exhibit 99.4 Consolidated Statement of Income (Six Months Ended May 31, 2002)(Preliminary and Unaudited)
         Exhibit 99.5 Segment Net Revenue Information (Three and Six Months Ended May 31, 2002)(Preliminary and Unaudited)

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LEHMAN BROTHERS HOLDINGS INC.
                                                            (Registrant)


Date:  June 18, 2002                        By: /s/ David Goldfarb
                                                --------------------------------
                                                   David Goldfarb
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

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                                  EXHIBIT INDEX

         Exhibit 99.1 Press Release Relating to Second Quarter Fiscal 2002 Earnings
         Exhibit 99.2    Selected Statistical Information (Preliminary and
                         Unaudited)
         Exhibit 99.3    Consolidated Statement of Income (Three Months Ended
                         May 31, 2002)(Preliminary and Unaudited)
         Exhibit 99.4    Consolidated Statement of Income (Six Months Ended May
                         31, 2002)(Preliminary and Unaudited)
         Exhibit 99.5    Segment Net Revenue Information (Three and Six Months
                         Ended May 31, 2002)(Preliminary and Unaudited)

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